Exhibit 32

CERTIFICATION OF PERIODIC FINANCIAL REPORTS PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Carpenter Technology Corporation (the “Issuer”) on Form 10-Q for the quarter ended March 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Gregory A. Pratt, and I, Tony R. Thene, each hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and that information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: May 7, 2015

/s/ Gregory A. Pratt	/s/ Tony R. Thene
Gregory A. Pratt	Tony R. Thene
Chairman, President and	Senior Vice President and
Chief Executive Officer	Chief Financial Officer